UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001631406
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682532
Starwood Mortgage Funding III LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548567
CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-180779-14	38-3952108 38-3952109 38-3952110 38-7127950
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 761-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

On October 8, 2025, the Depositor was notified by the Certificate Administrator that it was notified by the Master Servicer of servicer report revisions with respect to the Distribution Dates in June, July, August and September of 2025, resulting from a recalculation of amounts payable to the pari passu and subordinate notes related to the 555 11th Street NW mortgage loan. The Certificate Administrator informed the Depositor that distributions to certificateholders of the classes listed below were subsequently revised to offset the amount of underpayment or overpayment caused by such servicer remittance report revisions.

June 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class AS	$166,797.01	$135,151.47 (Underpayment)	Principal
Class 555A	$0.00	$27,647.69 (Underpayment)	Principal
Class 555B	$0.00	$43,244.53 (Underpayment)	Principal

July 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class AS	$1,433,676.55	$777,344.01 (Overpayment)	Principal
Class B	$564,162.74	$564,162.74 (Overpayment)	Principal
Class 555A	$0.00	$94,300.54 (Underpayment)	Principal
Class 555B	$0.00	$147,495.70 (Underpayment)	Principal

August 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class AS	$0.00	$382,274.12 (Underpayment)	Principal
Class B	$168,104.70	$168,104.70 (Overpayment)	Principal
Class 555A	$0.00	$41,763.04 (Underpayment)	Principal
Class 555B	$0.00	$65,321.67 (Underpayment)	Principal

September 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class AS	$0.00	$259,918.42 (Underpayment)	Principal
Class B	$168,752.10	$97,657.95 (Overpayment)	Principal
Class 555A	$0.00	$31,640.80 (Underpayment)	Principal
Class 555B	$0.00	$49,489.44 (Underpayment)	Principal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
(Depositor)

/s/ Jane Lam
Jane Lam, President

Date:  October 9, 2025